EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Patrick J. Dirk, certify for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of TROY Group, Inc. on Form 10-Q for the quarterly period ended February 29, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Troy Group, Inc.

Date: May 12, 2004

	By:	/s/ Patrick J. Dirk
Name: Patrick J. Dirk
Title: President and Chief Executive Officer